Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2007
Table of Contents

Consolidated Balance Sheets	1
Loans and Leases Composition	2
Deposit Composition	3
Consolidated Quarterly Average Balance Sheets	4
Consolidated Quarterly Net Interest Margin Analysis	5
Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6
Selected Quarterly Income Statement Data	7
Quarterly Mortgage Banking Income	8
Quarterly Credit Reserves Analysis	9
Quarterly Net Charge-Off Analysis	10
Quarterly Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases	11
Quarterly Stock Summary, Capital, and Other Data	12
Consolidated Year To Date Average Balance Sheets	13
Consolidated Year To Date Net Interest Margin Analysis	14
Selected Year to Date Income Statement Data	15
Year To Date Mortgage Banking Income	16
Year To Date Credit Reserves Analysis	17
Year To Date Net Charge-Off Analysis	18
Year To Date Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases	19
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2007	2006		June ’07 vs ’06
(in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$889,818	$1,080,163	$876,121	$13,697	1.6%
Federal funds sold and securities purchased under resale agreements	857,080	440,584	365,592	491,488	N.M.
Interest bearing deposits in banks	200,192	74,168	37,576	162,616	N.M.
Trading account securities	619,836	36,056	113,376	506,460	N.M.
Loans held for sale	348,272	270,422	298,871	49,401	16.5
Investment securities	3,863,182	4,362,924	5,124,682	(1,261,500)	(24.6)
Loans and leases (1)	26,811,513	26,153,425	26,354,581	456,932	1.7
Allowance for loan and lease losses	(307,519)	(272,068)	(287,517)	(20,002)	7.0

Net loans and leases	26,503,994	25,881,357	26,067,064	436,930	1.7

Bank owned life insurance	1,107,042	1,089,028	1,070,909	36,133	3.4
Premises and equipment	398,436	372,772	365,763	32,673	8.9
Goodwill	569,738	570,876	571,697	(1,959)	(0.3)
Other intangible assets	54,646	59,487	64,141	(9,495)	(14.8)
Accrued income and other assets	1,008,450	1,091,182	1,309,985	(301,535)	(23.0)

Total Assets	$36,420,686	$35,329,019	$36,265,777	$154,909	0.4%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$24,599,912	$25,047,770	$24,592,932	$6,980	0.0%
Short-term borrowings	2,860,939	1,676,189	2,125,932	735,007	34.6
Federal Home Loan Bank advances	1,397,398	996,821	1,271,678	125,720	9.9
Other long-term debt	2,016,199	2,229,140	2,716,784	(700,585)	(25.8)
Subordinated notes	1,494,197	1,286,657	1,255,278	238,919	19.0
Allowance for unfunded loan commitments and letters of credit	41,630	40,161	38,914	2,716	7.0
Deferred federal income tax liability	321,393	443,921	615,543	(294,150)	(47.8)
Accrued expenses and other liabilities	624,877	594,034	709,560	(84,683)	(11.9)

Total Liabilities	33,356,545	32,314,693	33,326,621	29,924	0.1

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock —
No par value and 500,000,000 authorized; issued 257,866,255 shares; outstanding 235,474,366 and 237,361,333 shares, respectively	—	2,560,569	2,552,094	(2,552,094)	(100.0)
Par value of $0.01 and authorized 1,000,000,000 shares at June 30, 2007; issued 257,866,255 shares; outstanding 236,244,063 shares	2,579	—	—	2,579	—
Capital surplus	2,565,185	—	—	2,565,185	—
Less 21,622,192; 22,391,889 and 20,504,922 treasury shares at cost, respectively	(489,633)	(506,946)	(457,758)	(31,875)	7.0
Accumulated other comprehensive loss	(80,790)	(55,066)	(44,091)	(36,699)	83.2
Retained earnings	1,066,800	1,015,769	888,911	177,889	20.0

Total Shareholders’ Equity	3,064,141	3,014,326	2,939,156	124,985	4.3

Total Liabilities and Shareholders’ Equity	$36,420,686	$35,329,019	$36,265,777	$154,909	0.4%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2007		2006				June ’07 vs ’06
(in thousands)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$6,210,709	23.2%	$5,961,445	22.8%	$5,654,537	21.5%	$556,172	9.8%
Middle market commercial real estate:						—
Construction	1,382,722	5.2	1,228,641	4.7	1,179,603	4.5	203,119	17.2
Commercial	2,950,864	11.0	2,722,599	10.4	2,783,982	10.6	166,882	6.0

Middle market commercial real estate	4,333,586	16.2	3,951,240	15.1	3,963,585	15.1	370,001	9.3
Small business	2,507,728	9.4	2,441,837	9.3	2,413,646	9.1	94,082	3.9

Total commercial	13,052,023	48.8	12,354,522	47.2	12,031,768	45.7	1,020,255	8.5

Consumer:
Automobile loans	2,424,105	9.0	2,125,821	8.1	2,059,836	7.8	364,269	17.7
Automobile leases	1,488,903	5.6	1,769,424	6.8	2,042,213	7.7	(553,310)	(27.1)
Home equity	5,015,506	18.7	4,926,900	18.8	5,047,990	19.2	(32,484)	(0.6)
Residential mortgage	4,398,720	16.4	4,548,849	17.4	4,739,814	18.0	(341,094)	(7.2)
Other loans	432,256	1.5	427,909	1.7	432,960	1.6	(704)	(0.2)

Total consumer	13,759,490	51.2	13,798,903	52.8	14,322,813	54.3	(563,323)	(3.9)

Total loans and leases	$26,811,513	100.0	$26,153,425	100.0	$26,354,581	100.0	$456,932	1.7

By Business Segment
Regional Banking:
Central Ohio	$3,899,692	14.5%	$3,787,631	14.5%	$3,830,352	14.5%	$55,558	1.4%
Northwest Ohio	449,232	1.7	461,622	1.8	450,961	1.7	(1,729)	(0.4)
Cleveland	2,099,941	7.8	1,920,421	7.3	1,966,013	7.5	133,928	6.8
Greater Akron/Canton	1,330,102	5.0	1,326,374	5.1	1,422,016	5.4	(91,914)	(6.5)
Southern Ohio/Kentucky	2,275,224	8.5	2,190,115	8.4	2,190,554	8.3	84,670	3.9
Mahoning Valley	—	—	—	—	—	—	—	—
Ohio Valley	—	—	—	—	—	—	—	—
West Michigan	2,439,517	9.1	2,421,085	9.3	2,397,688	9.1	41,829	1.7
East Michigan	1,654,934	6.2	1,630,050	6.2	1,591,995	6.0	62,939	4.0
Western Pennsylvania	—	—	—	—	—	—	—	—
Pittsburgh	—	—	—	—	—	—	—	—
Central Indiana	1,004,934	3.7	962,575	3.7	947,262	3.6	57,672	6.1
West Virginia	1,148,573	4.3	1,123,817	4.3	1,071,552	4.1	77,021	7.2
Mortgage and equipment leasing groups	3,634,720	13.5	3,576,634	13.6	3,595,044	13.7	39,676	1.1

Regional Banking	19,936,869	74.4	19,400,324	74.2	19,463,437	73.9	459,650	2.4
Dealer Sales	4,944,386	18.4	4,908,764	18.8	5,082,282	19.3	(133,611)	(2.6)
Private Financial and Capital Markets Group	1,930,258	7.2	1,844,337	7.0	1,808,862	6.8	130,893	7.3
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$26,811,513	100.0%	$26,153,425	100.0%	$26,354,581	100.0%	$456,932	1.7%

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2007		2006				June ’07 vs ’06
(in thousands)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,625,540	14.7%	$3,615,745	14.4%	$3,530,828	14.4%	$94,712	2.7%
Demand deposits — interest bearing	2,496,250	10.1	2,389,085	9.5	2,228,028	9.1	268,222	12.0
Money market deposits	5,323,707	21.6	5,362,459	21.4	5,474,283	22.3
Savings and other domestic deposits	2,845,945	11.6	2,986,287	11.9	3,125,513	12.7	(279,568)	(8.9)
Core certificates of deposit	5,738,598	23.3	5,364,610	21.4	5,171,410	21.0	567,188	11.0

Total core deposits	20,030,040	81.3	19,718,186	78.6	19,530,062	79.5	499,978	2.6
Other domestic deposits of $100,000 or more	1,052,545	4.3	1,191,984	4.8	1,111,153	4.5	(58,608)	(5.3)
Brokered deposits and negotiable CDs	2,920,726	11.9	3,345,943	13.4	3,475,032	14.1	(554,306)	(16.0)
Deposits in foreign offices	596,601	2.5	791,657	3.2	476,685	1.9	119,916	25.2

Total deposits	$24,599,912	100.0%	$25,047,770	100.0%	$24,592,932	100.0%	$6,980	0.0%

Total core deposits:
Commercial	$6,267,644	31.3%	$6,063,372	30.8%	$5,906,817	30.2%	$360,827	6.1%
Personal	13,762,396	68.7	13,654,814	69.2	13,623,245	69.8	139,151	1.0

Total core deposits	$20,030,040	100.0%	$19,718,186	100.0%	$19,530,062	100.0%	$499,978	2.6%

By Business Segment
Regional Banking:
Central Ohio	$5,330,347	21.7%	$5,337,964	21.3%	$5,150,636	20.9%	$185,537	3.6%
Northwest Ohio	1,097,765	4.5	1,043,918	4.2	991,449	4.0	106,316	10.7
Cleveland	2,025,824	8.2	1,995,203	8.0	2,022,416	8.2	3,408	0.2
Greater Akron/Canton	1,883,329	7.7	1,894,707	7.6	1,886,177	7.7	(2,848)	(0.2)
Southern Ohio/Kentucky	2,353,087	9.6	2,275,880	9.1	2,226,410	9.1	126,677	5.7
Mahoning Valley	—	—	—	—	—	—	—	—
Ohio Valley	—	—	—	—	—	—	—	—
West Michigan	2,820,076	11.5	2,757,434	11.0	2,794,728	11.4	25,348	0.9
East Michigan	2,357,108	9.6	2,418,450	9.7	2,258,800	9.2	98,308	4.4
Western Pennsylvania	—	—	—	—	—	—	—	—
Pittsburgh	—	—	—	—	—	—	—	—
Central Indiana	851,839	3.5	819,106	3.3	828,706	3.4	23,133	2.8
West Virginia	1,586,407	6.4	1,515,999	6.1	1,514,592	6.2	71,815	4.7
Mortgage and equipment leasing groups	176,214	0.7	171,946	0.7	165,846	0.7	10,368	6.3

Regional Banking	20,481,996	83.3	20,230,607	80.8	19,839,760	80.6	648,062	3.3
Dealer Sales	57,554	0.2	58,885	0.2	60,513	0.2	(3,106)	(5.1)
Private Financial and Capital Markets Group	1,103,760	4.5	1,162,335	4.7	1,217,627	5.0	(119,546)	(9.8)
Treasury / Other (1)	2,956,602	12.0	3,595,943	14.3	3,475,032	14.2	(518,430)	(14.9)

Total deposits	$24,599,912	100.0%	$25,047,770	100.0%	$24,592,932	100.0%	$6,980	0.0%

(1)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2007		2006			2Q07 vs 2Q06
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Assets
Interest bearing deposits in banks	$208	$93	$77	$75	$36	$172	N.M. %
Trading account securities	230	48	116	96	100	130	N.M.
Federal funds sold and securities purchased under resale agreements	574	503	531	266	285	289	N.M.
Loans held for sale	291	242	265	275	287	4	1.4
Investment securities:
Taxable	3,253	3,595	3,792	4,364	4,494	(1,241)	(27.6)
Tax-exempt	629	591	594	581	556	73	13.1

Total investment securities	3,882	4,186	4,386	4,945	5,050	(1,168)	(23.1)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	6,209	6,070	5,882	5,651	5,512	697	12.6
Middle market commercial real estate:
Construction	1,245	1,151	1,170	1,129	1,248	(3)	(0.2)
Commercial	2,865	2,772	2,839	2,846	2,845	20	0.7

Middle market commercial real estate	4,110	3,923	4,009	3,975	4,093	17	0.4
Small business	2,499	2,466	2,421	2,413	2,351	148	6.3

Total commercial	12,818	12,459	12,312	12,039	11,956	862	7.2

Consumer:
Automobile loans	2,322	2,215	2,111	2,079	2,044	278	13.6
Automobile leases	1,551	1,698	1,838	1,976	2,095	(544)	(26.0)

Automobile loans and leases	3,873	3,913	3,949	4,055	4,139	(266)	(6.4)
Home equity	4,973	4,913	4,973	5,041	5,029	(56)	(1.1)
Residential mortgage	4,351	4,496	4,635	4,748	4,629	(278)	(6.0)
Other loans	424	422	430	430	448	(24)	(5.4)

Total consumer	13,621	13,744	13,987	14,274	14,245	(624)	(4.4)

Total loans and leases	26,439	26,203	26,299	26,313	26,201	238	0.9
Allowance for loan and lease losses	(297)	(278)	(282)	(291)	(293)	(4)	(1.4)

Net loans and leases	26,142	25,925	26,017	26,022	25,908	234	0.9

Total earning assets	31,624	31,275	31,674	31,970	31,959	(335)	(1.0)

Cash and due from banks	799	826	830	823	832	(33)	(4.0)
Intangible assets	626	627	631	634	638	(12)	(1.9)
All other assets	2,398	2,480	2,617	2,633	2,554	(156)	(6.1)

Total Assets	$35,150	$34,930	$35,470	$35,769	$35,690	$(540)	(1.5)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,591	$3,530	$3,580	$3,509	$3,594	$(3)	(0.1)%
Demand deposits — interest bearing	2,404	2,349	2,219	2,169	2,187	217	9.9
Money market deposits	5,466	5,489	5,548	5,689	5,591	(125)	(2.2)
Savings and other domestic deposits	2,863	2,827	2,849	2,923	3,106	(243)	(7.8)
Core certificates of deposit	5,591	5,455	5,380	5,334	5,083	508	10.0

Total core deposits	19,915	19,650	19,576	19,624	19,561	354	1.8
Other domestic deposits of $100,000 or more	1,124	1,219	1,282	1,141	1,086	38	3.5
Brokered deposits and negotiable CDs	2,682	3,020	3,252	3,307	3,263	(581)	(17.8)
Deposits in foreign offices	552	562	598	521	474	78	16.5

Total deposits	24,273	24,451	24,708	24,593	24,384	(111)	(0.5)
Short-term borrowings	2,075	1,863	1,832	1,660	2,042	33	1.6
Federal Home Loan Bank advances	1,329	1,128	1,121	1,349	1,557	(228)	(14.6)
Subordinated notes and other long-term debt	3,470	3,487	3,583	3,921	3,428	42	1.2

Total interest bearing liabilities	27,556	27,399	27,664	28,014	27,817	(261)	(0.9)

All other liabilities	960	987	1,142	1,276	1,284	(324)	(25.2)
Shareholders’ equity	3,043	3,014	3,084	2,970	2,995	48	1.6

Total Liabilities and Shareholders’ Equity	$35,150	$34,930	$35,470	$35,769	$35,690	$(540)	(1.5)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2007		2006
Fully taxable equivalent basis (1)	Second	First	Fourth	Third	Second

Assets
Interest bearing deposits in banks	8.05%	5.13%	5.50%	5.23%	7.05%
Trading account securities	5.74	5.27	4.10	4.32	4.51
Federal funds sold and securities purchased under resale agreements	5.28	5.24	5.35	5.13	4.75
Loans held for sale	5.79	6.27	6.01	6.24	6.23
Investment securities:
Taxable	6.11	6.13	6.05	5.49	5.34
Tax-exempt	6.69	6.66	6.68	6.80	6.83

Total investment securities	6.20	6.21	6.13	5.64	5.51
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.39	7.48	7.55	7.40	7.49
Middle market commercial real estate:
Construction	7.62	8.41	8.37	8.49	8.02
Commercial	7.34	7.64	7.57	7.86	6.92

Middle market commercial real estate	7.42	7.87	7.80	8.05	7.25
Small business	7.30	7.24	7.18	7.13	6.94

Total commercial	7.38	7.56	7.56	7.56	7.30

Consumer:
Automobile loans	7.10	6.92	6.75	6.62	6.48
Automobile leases	5.34	5.25	5.21	5.10	5.01

Automobile loans and leases	6.39	6.25	6.03	5.88	5.74
Home equity	7.63	7.67	7.75	7.62	7.46
Residential mortgage	5.61	5.54	5.55	5.46	5.39
Other loans	9.57	9.52	9.28	9.41	9.21

Total consumer	6.69	6.58	6.58	6.46	6.35

Total loans and leases	7.03	7.05	7.04	6.96	6.79

Total earning assets	6.93%	6.98%	6.86%	6.73%	6.55%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	1.22	1.21	1.04	0.97	0.86
Money market deposits	3.85	3.78	3.75	3.66	3.32
Savings and other domestic deposits	2.16	2.02	1.90	1.75	1.59
Core certificates of deposit	4.79	4.72	4.58	4.40	4.10

Total core deposits	3.49	3.41	3.32	3.20	2.89
Other domestic deposits of $100,000 or more	5.30	5.32	5.29	5.18	4.83
Brokered deposits and negotiable CDs	5.53	5.50	5.53	5.50	5.12
Deposits in foreign offices	3.16	2.99	3.18	3.12	2.68

Total deposits	3.84	3.81	3.78	3.66	3.34
Short-term borrowings	4.50	4.32	4.21	4.10	4.12
Federal Home Loan Bank advances	4.76	4.44	4.50	4.51	4.34
Subordinated notes and other long-term debt	5.96	5.77	5.96	5.75	5.67

Total interest bearing liabilities	4.20%	4.14%	4.12%	4.02%	3.74%

Net interest rate spread	2.73%	2.84%	2.74%	2.71%	2.81%
Impact of non-interest bearing funds on margin	0.54	0.52	0.54	0.51	0.53

Net interest margin	3.27%	3.36%	3.28%	3.22%	3.34%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
   Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2007		2006			2Q07 vs 2Q06
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,872	$3,828	$3,857	$3,875	$3,806	$66	1.7%
Cleveland	2,064	1,964	1,942	1,961	1,931	133	6.9
Southern Ohio/Kentucky	2,205	2,181	2,171	2,191	2,190	15	0.7
Northwest Ohio	452	455	469	462	443	9	2.0
Greater Akron/Canton	1,328	1,326	1,337	1,403	1,509	(181)	(12.0)
Mahoning Valley	—	—	—	—	—	—	—
Ohio Valley	—	—	—	—	—	—	—
West Michigan	2,447	2,441	2,439	2,408	2,386	61	2.6
East Michigan	1,639	1,626	1,609	1,585	1,559	80	5.1
Western Pennsylvania	—	—	—	—	—	—	—
Pittsburgh	—	—	—	—	—	—	—
Central Indiana	982	959	991	944	973	9	0.9
West Virginia	1,128	1,106	1,114	1,084	1,021	107	10.5
Mortgage and equipment leasing groups	3,546	3,553	3,606	3,608	3,492	54	1.5

Regional Banking	19,663	19,439	19,535	19,521	19,310	353	1.8
Dealer Sales	4,888	4,917	4,915	4,972	5,134	(246)	(4.8)
Private Financial and Capital Markets Group	1,888	1,847	1,849	1,820	1,757	131	7.5
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$26,439	$26,203	$26,299	$26,313	$26,201	$238	0.9%

Deposit composition (1)
Regional Banking:
Central Ohio	$5,300	$5,168	$5,163	$5,154	$5,169	$134	2.6%
Northwest Ohio	1,070	1,061	1,010	1,019	985	85	8.6
Cleveland	2,024	2,005	2,068	2,079	2,041	(17)	(0.8)
Greater Akron/Canton	1,898	1,903	1,890	1,894	1,912	(14)	(0.7)
Southern Ohio/Kentucky	2,333	2,285	2,229	2,193	2,244	89	4.0
Mahoning Valley	—	—	—	—	—	—	—
Ohio Valley	—	—	—	—	—	—	—
West Michigan	2,784	2,790	2,818	2,897	2,803	(19)	(0.7)
East Michigan	2,397	2,431	2,370	2,313	2,254	143	6.3
Western Pennsylvania	—	—	—	—	—	—	—
Pittsburgh	—	—	—	—	—	—	—
Central Indiana	854	870	922	825	821	33	4.0
West Virginia	1,535	1,533	1,522	1,501	1,499	36	2.4
Mortgage and equipment leasing groups	201	175	196	183	189	12	6.3

Regional Banking	20,396	20,221	20,188	20,058	19,917	482	2.4
Dealer Sales	55	52	56	58	56	(2)	(3.5)
Private Financial and Capital Markets Group	1,140	1,146	1,170	1,142	1,144	(6)	(0.5)
Treasury / Other	2,682	3,032	3,294	3,335	3,267	(585)	(17.9)

Total deposits	$24,273	$24,451	$24,708	$24,593	$24,384	$(111)	(0.5)%

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2007		2006			2Q07 vs 2Q06
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent

Interest income	$542,461	$534,949	$544,841	$538,988	$521,903	$20,558	3.9%
Interest expense	289,070	279,394	286,852	283,675	259,708	29,362	11.3

Net interest income	253,391	255,555	257,989	255,313	262,195	(8,804)	(3.4)
Provision for credit losses	60,133	29,406	15,744	14,162	15,745	44,388	N.M.

Net interest income after provision for credit losses	193,258	226,149	242,245	241,151	246,450	(53,192)	(21.6)

Service charges on deposit accounts	50,017	44,793	48,548	48,718	47,225	2,792	5.9
Trust services	26,764	25,894	23,511	22,490	22,676	4,088	18.0
Brokerage and insurance income	17,199	16,082	14,600	14,697	14,345	2,854	19.9
Other service charges and fees	14,923	13,208	13,784	12,989	13,072	1,851	14.2
Bank owned life insurance income	10,904	10,851	10,804	12,125	10,604	300	2.8
Mortgage banking income	7,122	9,351	6,169	8,512	13,616	(6,494)	(47.7)
Gains on sales of automobile loans	915	1,144	1,252	863	532	383	72.0
Securities gains (losses)	(5,139)	104	(15,804)	(57,332)	(35)	(5,104)	N.M.
Other income (2)	33,488	23,750	37,742	34,848	40,984	(7,496)	(18.3)

Total non-interest income	156,193	145,177	140,606	97,910	163,019	(6,826)	(4.2)

Personnel costs	135,191	134,639	137,944	133,823	137,904	(2,713)	(2.0)
Outside data processing and other services	25,701	21,814	20,695	18,664	19,569	6,132	31.3
Net occupancy	19,417	19,908	17,279	18,109	17,927	1,490	8.3
Equipment	17,157	18,219	18,151	17,249	18,009	(852)	(4.7)
Marketing	8,986	7,696	6,207	7,846	10,374	(1,388)	(13.4)
Professional services	8,101	6,482	8,958	6,438	6,292	1,809	28.8
Telecommunications	4,577	4,126	4,619	4,818	4,990	(413)	(8.3)
Printing and supplies	3,672	3,242	3,610	3,416	3,764	(92)	(2.4)
Amortization of intangibles	2,519	2,520	2,993	2,902	2,992	(473)	(15.8)
Other expense (2)	19,334	23,426	47,334	29,165	30,538	(11,204)	(36.7)

Total non-interest expense	244,655	242,072	267,790	242,430	252,359	(7,704)	(3.1)

Income before income taxes	104,796	129,254	115,061	96,631	157,110	(52,314)	(33.3)
Provision (benefit) for income taxes (6)	24,275	33,528	27,346	(60,815)	45,506	(21,231)	(46.7)

Net income	$80,521	$95,726	$87,715	$157,446	$111,604	$(31,083)	(27.9)%

Average common shares — diluted	239,008	238,754	239,881	240,896	244,538	(5,530)	(2.3)%

Per common share
Net income — diluted	$0.34	$0.40	$0.37	$0.65	$0.46	$(0.12)	(26.1)
Cash dividends declared	0.265	0.265	0.250	0.250	0.250	0.015	6.0

Return on average total assets	0.92%	1.11%	0.98%	1.75%	1.25	(0.33)%	(26.4)
Return on average total shareholders’ equity	10.6	12.9	11.3	21.0	14.9	(4.3)	(28.9)
Return on average tangible shareholders’ equity (3)	13.6	16.5	14.5	27.1	19.3
Net interest margin (4)	3.27	3.36	3.28	3.22	3.34	(0.07)	(2.1)
Efficiency ratio (5)	57.8	59.2	63.3	57.8	58.1	(0.3)	(0.5)
Effective tax rate	23.2	25.9	23.8	(62.9)	29.0	(5.8)	(20.0)

Revenue — fully taxable equivalent (FTE)

Net interest income	$253,391	$255,555	$257,989	$255,313	$262,195	$(8,804)	(3.4)
FTE adjustment	4,127	4,047	4,115	4,090	3,984	143	3.6

Net interest income (4)	257,518	259,602	262,104	259,403	266,179	(8,661)	(3.3)
Non-interest income	156,193	145,177	140,606	97,910	163,019	(6,826)	(4.2)

Total revenue (4)	$413,711	$404,779	$402,710	$357,313	$429,198	$(15,487)	(3.6)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the ‘Significant Items Influencing Financial Performance Comparisons’ contained in the July 19, 2007 earnings release for additional discussion regarding these key factors.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average identifiable intangible assets and goodwill.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

(6)	The third quarter of 2006 included an $84.5 million benefit reflecting the resolution of a federal income tax audit of tax years 2002 and 2003.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2007		2006			2Q07 vs 2Q06
(in thousands)	Second	First	Fourth	Third	Second	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$6,771	$4,940	$4,057	$3,070	$7,091	$(320)	(4.5)%
Servicing fees	6,976	6,820	6,662	6,077	5,995	981	16.4
Amortization of capitalized servicing (1)	(4,449)	(3,638)	(3,835)	(4,484)	(3,293)	(1,156)	(35.1)
Other mortgage banking income	2,822	3,247	1,778	3,887	2,281	541	23.7

Sub-total	12,120	11,369	8,662	8,550	12,074	46	0.4
MSR valuation adjustment (1)	16,034	(1,057)	(1,907)	(10,716)	8,281	7,753	93.6
Net trading gains (losses) related to MSR hedging	(21,032)	(961)	(586)	10,678	(6,739)	(14,293)	N.M.

Total mortgage banking income	$7,122	$9,351	$6,169	$8,512	$13,616	$(6,494)	(47.7)%

Capitalized mortgage servicing rights (2)	$155,420	$134,845	$131,104	$129,317	$136,244	$19,176	14.1%
Total mortgages serviced for others (2)	8,693,000	8,494,000	8,252,000	7,994,000	7,725,000	968,000	12.5
MSR % of investor servicing portfolio	1.79%	1.59%	1.59%	1.62%	1.76%	0.03%	1.7

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$16,034	$(1,057)	$(1,907)	$(10,716)	$8,281	$7,753	93.6%
Net trading gains (losses) related to MSR hedging	(21,032)	(961)	(586)	10,678	(6,739)	(14,293)	N.M.
Net interest income related to MSR hedging	248	—	(2)	38	—	248	—

Net impact of MSR hedging	$(4,750)	$(2,018)	$(2,495)	$—	$1,542	$(6,292)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2007		2006
(in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$282,976	$272,068	$280,152	$287,517	$283,839

Acquired allowance for loan and lease losses	—	—	—	100 (1)	1,498 (1)
Loan and lease losses	(44,158)	(27,813)	(32,835)	(29,127)	(24,325)
Recoveries of loans previously charged off	9,658	9,695	9,866	7,888	10,373

Net loan and lease losses	(34,500)	(18,118)	(22,969)	(21,239)	(13,952)

Provision for loan and lease losses	59,043	29,026	14,885	13,774	16,132

Allowance for loan and lease losses, end of period	$307,519	$282,976	$272,068	$280,152	$287,517

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,541	$40,161	$39,302	$38,914	$39,301

Acquired AULC	—	—	—	—	—
Provision for unfunded loan commitments and letters of credit losses	1,090	380	859	388	(387)

Allowance for unfunded loan commitments and letters of credit, end of period	$41,631	$40,541	$40,161	$39,302	$38,914

Total allowances for credit losses	$349,150	$323,517	$312,229	$319,454	$326,431

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.94%	0.89%	0.86%	0.86%	0.89%
Economic reserve	0.21	0.19	0.18	0.20	0.20

Total loans and leases	1.15%	1.08%	1.04%	1.06%	1.09%

Non-performing loans and leases (NPLs)	145	180	189	217	213
Non-performing assets (NPAs)	118	137	141	164	168

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.30%	1.23%	1.19%	1.21%	1.24%
Non-performing loans and leases	165	206	217	247	241
Non-performing assets	134	157	161	187	191

(1)	Represents an adjustment of the allowance and corresponding adjustment to loan balances resulting from the Unizan merger.

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2007		2006
(in thousands)	Second	First	Fourth	Third	Second

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$3,628	$(11)	$(1,827)	$1,742	$(484)
Middle market commercial real estate:
Construction	2,876	9	3,957	(2)	(161)
Commercial	10,428	377	144	644	1,557

Middle market commercial real estate	13,304	386	4,101	642	1,396
Small business	3,603	2,089	4,535	4,451	2,530

Total commercial	20,535	2,464	6,809	6,835	3,442

Consumer:
Automobile loans	1,631	2,853	2,422	1,759	1,172
Automobile leases	2,699	2,201	2,866	2,306	1,758

Automobile loans and leases	4,330	5,054	5,288	4,065	2,930
Home equity	5,405	5,968	5,820	6,734	4,776
Residential mortgage	1,695	1,931	2,226	876	688
Other loans	2,535	2,701	2,826	2,729	2,116

Total consumer	13,965	15,654	16,160	14,404	10,510

Total net charge-offs	$34,500	$18,118	$22,969	$21,239	$13,952

Net charge-offs (recoveries) - annualized percentages:
Commercial:
Middle market commercial and industrial	0.23%	—%	(0.12)%	0.12%	(0.04)%
Middle market commercial real estate:
Construction	0.92	—	1.35	—	(0.05)
Commercial	1.46	0.05	0.02	0.09	0.22

Middle market commercial real estate	1.29	0.04	0.41	0.06	0.14
Small business	0.58	0.34	0.75	0.74	0.43

Total commercial	0.64	0.08	0.22	0.23	0.12

Consumer:
Automobile loans	0.28	0.52	0.46	0.34	0.23
Automobile leases	0.70	0.52	0.62	0.47	0.34

Automobile loans and leases	0.45	0.52	0.54	0.40	0.28
Home equity	0.43	0.49	0.47	0.53	0.38
Residential mortgage	0.16	0.17	0.19	0.07	0.06
Other loans	2.39	2.56	2.63	2.54	1.89

Total consumer	0.41	0.46	0.46	0.40	0.30

Net charge-offs as a % of average loans	0.52%	0.28%	0.35%	0.32%	0.21%

Huntington Bancshares Incorporated
Quarterly Non-Performing Loans (NPLs), Non-Performing Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2007		2006
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Non-accrual loans and leases:
Middle market commercial and industrial	$41,644	$32,970	$35,657	$37,082	$45,713
Middle market commercial real estate	81,108	42,458	34,831	27,538	24,970
Small business	32,059	30,015	25,852	21,356	27,328
Residential mortgage	39,868	35,491	32,527	30,289	22,786
Home equity	16,837	16,396	15,266	13,047	14,466

Total non-performing loans and leases	211,516	157,330	144,133	129,312	135,263

Other real estate, net:
Residential	47,712	47,762	47,898	40,615	34,743
Commercial	1,957	1,586	1,589	1,285	1,062

Total other real estate, net	49,669	49,348	49,487	41,900	35,805

Total non-performing assets	$261,185	$206,678	$193,620	$171,212	$171,068

Non-performing assets guaranteed by the U.S. government	$24,877	$28,748	$33,858	$33,676	$30,710

Non-performing loans and leases as a % of total loans and leases	0.79%	0.60%	0.55%	0.49%	0.51%

Non-performing assets as a % of total loans and leases and other real estate	0.97	0.79	0.74	0.65	0.65

Accruing loans and leases past due 90 days or more	$67,277	$70,179	$59,114	$62,054	$48,829

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.25%	0.27%	0.23%	0.24%	0.19%

	2007		2006
(in thousands)	Second	First	Fourth	Third	Second

Non-performing assets, beginning of period	$206,678	$193,620	$171,212	$171,068	$154,893
New non-performing assets	112,348	51,588	60,287	55,490	52,498
Returns to accruing status	(4,674)	(6,176)	(5,666)	(11,880)	(12,143)
Loan and lease losses	(27,149)	(9,072)	(11,908)	(14,143)	(6,826)
Payments	(19,662)	(18,086)	(16,673)	(16,709)	(12,892)
Sales	(6,356)	(5,196)	(3,632)	(12,614)	(4,462)

Non-performing assets, end of period	$261,185	$206,678	$193,620	$171,212	$171,068

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2007		2006
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$22.960	$24.140	$24.970	$24.820	$24.410
Low(1)	21.300	21.610	22.870	23.000	23.120
Close	22.740	21.850	23.750	23.930	23.580
Average closing price	22.231	23.117	24.315	23.942	23.732

Dividends, per share
Cash dividends declared on common stock	$0.265	$0.265	$0.250	$0.250	$0.250

Common shares outstanding
Average — basic	236,032	235,586	236,426	237,672	241,729
Average — diluted	239,008	238,754	239,881	240,896	244,538
Ending	236,244	235,714	235,474	237,921	237,361

Book value per share	$12.97	$12.95	$12.80	$13.15	$12.38
Tangible book value per share	10.33	10.29	10.12	10.50	9.70

Common share repurchases
Number of shares repurchased	—	—	3,050	—	8,100

Capital adequacy

	2007		2006
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Total risk-weighted assets (2)	$32,362	$31,473	$31,155	$31,330	$31,614

Tier 1 leverage ratio (2)	9.07%	8.24%	8.00%	7.99%	7.62%
Tier 1 risk-based capital ratio (2)	9.61	8.98	8.93	8.95	8.45
Total risk-based capital ratio (2)	13.34	12.82	12.79	12.81	12.29

Tangible equity / asset ratio	6.82	7.06	6.87	7.13	6.46
Tangible equity / risk-weighted assets ratio (2)	7.54	7.70	7.65	7.97	7.29
Average equity / average assets	8.66	8.63	8.70	8.30	8.39

Other data
Number of employees (full-time equivalent)	8,275	8,134	8,081	8,077	8,075
Number of domestic full-service banking offices (3)	379	375	381	381	379

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	June 30, 2007 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(3)	Includes Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Six Months Ended June 30,		Change
(in millions)	2007	2006	Amount	Percent

Assets
Interest bearing deposits in banks	$168	$29	$139	N.M. %
Trading account securities	139	83	56	67.5
Federal funds sold and securities purchased under resale agreements	538	243	295	N.M.
Loans held for sale	266	281	(15)	(5.3)
Investment securities:
Taxable	3,423	4,317	(894)	(20.7)
Tax-exempt	610	552	58	10.5

Total investment securities	4,033	4,869	(836)	(17.2)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	6,140	5,348	792	14.8
Middle market commercial real estate:
Construction	1,199	1,352	(153)	(11.3)
Commercial	2,820	2,656	164	6.2

Middle market commercial real estate	4,019	4,008	11	0.3
Small business	2,481	2,194	287	13.1

Total commercial	12,640	11,550	1,090	9.4

Consumer:
Automobile loans	2,269	2,019	250	12.4
Automobile leases	1,624	2,157	(533)	(24.7)

Automobile loans and leases	3,893	4,176	(283)	(6.8)
Home equity	4,943	4,932	11	0.2
Residential mortgage	4,423	4,468	(45)	(1.0)
Other loans	423	448	(25)	(5.6)

Total consumer	13,682	14,024	(342)	(2.4)

Total loans and leases	26,322	25,574	748	2.9
Allowance for loan and lease losses	(288)	(288)	—	—

Net loans and leases	26,034	25,286	748	3.0

Total earning assets	31,466	31,079	387	1.2

Cash and due from banks	796	823	(27)	(3.3)
Intangible assets	626	500	126	25.2
All other assets	2,441	2,486	(45)	(1.8)

Total Assets	$35,041	$34,600	$441	1.3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,561	$3,515	$46	1.3%
Demand deposits — interest bearing	2,377	2,081	296	14.2
Money market deposits	5,477	5,590	(113)	(2.0)
Savings and other domestic deposits	2,845	3,101	(256)	(8.3)
Core certificates of deposit	5,523	4,738	785	16.6

Total core deposits	19,783	19,025	758	4.0
Other domestic deposits of $100,000 or more	1,171	1,012	159	15.7
Brokered deposits and negotiable CDs	2,850	3,203	(353)	(11.0)
Deposits in foreign offices	557	469	88	18.8

Total deposits	24,361	23,709	652	2.8
Short-term borrowings	1,970	1,856	114	6.1
Federal Home Loan Bank advances	1,229	1,505	(276)	(18.3)
Subordinated notes and other long-term debt	3,478	3,392	86	2.5

Total interest bearing liabilities	27,477	26,947	530	2.0

All other liabilities	974	1,275	(301)	(23.6)
Shareholders’ equity	3,029	2,863	166	5.8

Total Liabilities and Shareholders’ Equity	$35,041	$34,600	$441	1.3%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully Taxable Equivalent basis (1)	2007	2006

Assets
Interest bearing deposits in banks	6.43%	7.38%
Trading account securities	5.66	4.19
Federal funds sold and securities purchased under resale agreements	5.26	4.56
Loans held for sale	6.01	6.08
Investment securities:
Taxable	6.12	5.19
Tax-exempt	6.67	6.77

Total investment securities	6.21	5.37

Loans and leases (3):
Commercial:
Middle market commercial and industrial	7.44	7.29
Middle market commercial real estate:
Construction	8.00	7.76
Commercial	7.49	6.62

Middle market commercial real estate	7.64	7.00
Small business	7.27	6.77

Total commercial	7.47	7.09

Consumer:
Automobile loans	7.01	6.44
Automobile leases	5.29	4.99

Automobile loans and leases	6.29	5.69
Home equity	7.65	7.19
Residential mortgage	5.58	5.37
Other loans	9.55	8.80

Total consumer	6.65	6.22

Total loans and leases	7.04	6.61

Total earning assets	6.96%	6.38%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	1.21	0.79
Money market deposits	3.81	3.18
Savings and other domestic deposits	2.08	1.54
Core certificates of deposit	4.76	3.98

Total core deposits	3.45	2.78
Other domestic deposits of $100,000 or more	5.31	4.70
Brokered deposits and negotiable CDs	5.51	4.91
Deposits in foreign offices	3.07	2.65

Total deposits	3.83	3.21
Short-term borrowings	4.41	3.87
Federal Home Loan Bank advances	4.61	4.17
Subordinated notes and other long-term debt	5.87	5.44

Total interest bearing liabilities	4.16	3.59

Net interest rate spread	2.80	2.79
Impact of non-interest bearing funds on margin	0.51	0.54

Net interest margin	3.31%	3.33%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data (1)
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except per share amounts)	2007	2006	Amount	Percent

Interest income	$1,077,410	$986,690	$90,719	9.2%
Interest expense	568,464	480,815	87,649	18.2

Net interest income	508,946	505,875	3,071	0.6
Provision for credit losses	89,539	35,285	54,254	N.M.

Net interest income after provision for credit losses	419,407	470,590	(51,183)	(10.9)

Service charges on deposit accounts	94,810	88,447	6,363	7.2
Trust services	52,658	43,954	8,704	19.8
Brokerage and insurance income	33,281	29,538	3,743	12.7
Other service charges and fees	28,131	24,581	3,550	14.4
Bank owned life insurance income	21,755	20,846	909	4.4
Mortgage banking income	16,473	26,810	(10,337)	(38.6)
Gains on sales of automobile loans	2,059	980	1,079	N.M.
Securities (losses) gains	(5,035)	(55)	(4,980)	N.M.
Other income (2)	57,238	87,452	(30,214)	(34.5)

Total non-interest income	301,370	322,553	(21,183)	(6.6)

Personnel costs	269,830	269,461	369	0.1
Outside data processing and other services	47,515	39,420	8,095	20.5
Net occupancy	39,325	35,893	3,432	9.6
Equipment	35,376	34,512	864	2.5
Marketing	16,682	17,675	(993)	(5.6)
Professional services	14,583	11,657	2,926	25.1
Telecommunications	8,703	9,815	(1,112)	(11.3)
Printing and supplies	6,914	6,838	76	1.1
Amortization of intangibles	5,039	4,067	972	23.9
Other expense (2)	42,760	61,436	(18,676)	(30.4)

Total non-interest expense	486,727	490,774	(4,047)	(0.8)

Income before income taxes	234,050	302,369	(68,319)	(22.6)
Provision for income taxes	57,803	86,309	(28,506)	(33.0)

Net income	$176,247	$216,060	$(39,813)	(18.4)%

Average common shares — diluted	238,881	239,451	(570)	(0.2)%

Per common share
Net income per common share — diluted	$0.74	$0.90	$(0.16)	(17.8)%
Cash dividends declared	0.530	0.500	0.030	6.0

Return on average total assets	1.01%	1.26%	(0.25)%	(19.8)%
Return on average total shareholders’ equity	11.7	15.2	(3.5)	(23.0)
Return on average tangible shareholders’ equity (3)	15.1	18.7	(3.6)	(19.3)
Net interest margin (4)	3.31	3.33	(0.02)	(0.6)
Efficiency ratio (5)	58.5	58.2	0.3	0.5
Effective tax rate	24.7	28.5	(3.8)	(13.3)

Revenue — fully taxable equivalent (FTE)
Net interest income	$508,946	$505,875	$3,071	0.6%
FTE adjustment (4)	8,174	7,820	354	4.5

Net interest income	517,120	513,695	3,425	0.7
Non-interest income	301,370	322,553	(21,183)	(6.6)

Total revenue	$818,490	$836,248	$(17,758)	(2.1)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the ‘Significant Items Influencing Financial Performance Comparisons’ contained in the July 19, 2007 earnings release for additional discussion regarding these key factors.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles (net of tax) for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average identifiable intangible assets and goodwill.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities losses.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands)	2007	2006	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$11,711	$11,090	$621	5.6%
Servicing fees	13,796	11,920	1,876	15.7
Amortization of capitalized servicing (1)	(8,087)	(6,825)	(1,262)	(18.5)
Other mortgage banking income	6,069	4,507	1,562	34.7

Sub-total	23,489	20,692	2,797	13.5
MSR valuation adjustment (1)	14,977	17,494	(2,517)	(14.4)
Net trading gains (losses) related to MSR hedging	(21,993)	(11,377)	(10,616)	93.3

Total mortgage banking income	$16,473	$26,809	$(10,336)	(38.6)%

Capitalized mortgage servicing rights (2)	$155,420	$136,244	$19,176	14.1%
Total mortgages serviced for others (2)	8,693,000	7,725,000	968,000	12.5
MSR % of investor servicing portfolio	1.79%	1.76%	0.03%	1.7

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$14,977	$17,494	$(2,517)	(14.4)%
Net trading gains (losses) related to MSR hedging	(21,993)	(11,377)	(10,616)	93.3
Net interest income related to MSR hedging	248	—	248	—

Net impact of MSR hedging	$(6,768)	$6,117	$(12,885)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2007	2006

Allowance for loan and lease losses, beginning of period	$272,068	$268,347

Acquired allowance for loan and lease losses	—	23,685
Loan and lease losses	(71,971)	(57,730)
Recoveries of loans previously charged off	19,353	19,562

Net loan and lease losses	(52,618)	(38,168)

Provision for loan and lease losses	88,069	33,653

Allowance for loan and lease losses, end of period	$307,519	$287,517

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,161	$36,957

Acquired AULC	—	325
Provision for unfunded loan commitments and letters of credit losses	1,470	1,632

Allowance for unfunded loan commitments and letters of credit, end of period	$41,631	$38,914

Total allowances for credit losses	$349,150	$326,431

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.94%	0.89%
Economic reserve	0.21	0.20

Total loans and leases	1.15%	1.09%

Non-performing loans and leases (NPLs)	145	213
Non-performing assets (NPAs)	118	168

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.30%	1.24%
Non-performing loans and leases	165	241
Non-performing assets	134	191

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2007	2006

Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$3,617	$6,403
Middle market commercial real estate:
Construction	2,885	(402)
Commercial	10,805	1,767

Middle market commercial real estate	13,690	1,365
Small business	5,692	6,239

Total commercial	22,999	14,007

Consumer:
Automobile loans	4,484	4,149
Automobile leases	4,900	5,273

Automobile loans and leases	9,384	9,422
Home equity	11,373	9,300
Residential mortgage	3,626	1,403
Other loans	5,236	4,036

Total consumer	29,619	24,161

Total net charge-offs	$52,618	$38,168

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.12%	0.24%
Middle market commercial real estate:
Construction	0.48	(0.06)
Commercial	0.77	0.13

Middle market commercial real estate	0.68	0.07
Small business	0.46	0.57

Total commercial	0.36	0.24

Consumer:
Automobile loans	0.40	0.41
Automobile leases	0.60	0.49

Automobile loans and leases	0.48	0.45
Home equity	0.46	0.38
Residential mortgage	0.16	0.06
Other loans	2.48	1.80

Total consumer	0.43	0.34

Net charge-offs as a % of average loans	0.40%	0.30%

Huntington Bancshares Incorporated
Year To Date Non-Performing Loans (NPLs), Non-Performing
Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2007	2006

Non-accrual loans and leases:
Middle market commercial and industrial	$41,644	$45,713
Middle market commercial real estate	81,108	24,970
Small business	32,059	27,328
Residential mortgage	39,868	22,786
Home equity	16,837	14,466

Total non-performing loans and leases	211,516	135,263

Other real estate, net:
Residential	47,712	34,743
Commercial	1,957	1,062

Total other real estate, net	49,669	35,805

Total non-performing assets	$261,185	$171,068

Non-performing assets guaranteed by the U.S. government	$24,877	$30,710

Non-performing loans and leases as a % of total loans and leases	0.79%	0.51%

Non-performing assets as a % of total loans and leases and other real estate	0.97	0.65

Accruing loans and leases past due 90 days or more	$67,277	$48,829

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.25%	0.19%

	Six Months Ended June 30,
(in thousands)	2007	2006

Non-performing assets, beginning of period	$193,620	$117,155
New non-performing assets (1)	163,936	106,266
Acquired non-performing assets	—	33,843
Returns to accruing status	(10,850)	(26,453)
Loan and lease losses	(36,221)	(20,140)
Payments	(37,748)	(26,087)
Sales	(11,552)	(13,516)

Non-performing assets, end of period	$261,185	$171,068

(1)	Beginning in the second quarter of 2006, new non-performing assets includes OREO balances of loans in foreclosure which are fully guaranteed by the U.S. Government that were reported in 90 day past due loans and leases in prior periods.